PRELIMINARY COPY-TO BE FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __ )

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

Payment of Filing Fee (Check the  appropriate  box):
[X] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11/

      1. Title of each class of securities to which transaction applies:

         ---------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         ---------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fees calculated and state how it was determined):

         ----------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         ----------------------------------------------

      5. Total fee paid:

         ----------------------------------------------

[ ] Fee paid previously by written preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         ----------------------------------------------
      2. Form Schedule or Registration Statement No.

         ----------------------------------------------
      3. Filing Party:

         ----------------------------------------------
      4. Date Filed:

         ----------------------------------------------

                                                      INVESCO Tax-Free Bond Fund

                                                                   March 6, 2000




Dear INVESCO Tax-Free Bond Fund Shareholder:


We are pleased to enclose the Proxy Statement for the May 10, 2000 special shareholders' meeting (the "Meeting") of INVESCO Tax-Free Bond Fund (the "Fund"). Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Fund and to you as a shareholder. Your vote is important.


We are requesting action on the following two proposals:

1. To approve or disapprove a new sub-advisory agreement between INVESCO Funds Group, Inc. ("INVESCO") and A I M Capital Management, Inc. ("A I M"), with respect to INVESCO Tax-Free Bond Fund;

2. To elect directors of INVESCO Bond Funds, Inc. (the "Company"); and

We appreciate your thoughtful consideration of these issues and ask that you vote promptly. If we do not receive sufficient votes to approve these proposals, it may necessitate a further mailing or a telephone canvass. Thank you.


                                   Sincerely,






                                   --------------------------------
                                   Mark H. Williamson
                                   President
                                   INVESCO Tax-Free Bond Fund

                                                      INVESCO TAX-FREE BOND FUND
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2000



To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Tax-Free Bond Fund (the "Fund") will be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, on May 10, 2000, at __________ for the following purposes:

1. To approve or disapprove a new sub-advisory agreement between INVESCO Funds Group, Inc. ("INVESCO") and A I M Capital Management, Inc. ("A I M"), with respect to INVESCO Tax-Free Bond Fund;

2. To elect directors of INVESCO Bond Funds, Inc. (the "Company"); and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

None of these proposals is expected to result in any material change in the way the Fund is managed, in the advisory fees it now pays, or in the services you receive as a shareholder.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on February 18, 2000. You are cordially invited to attend the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. The enclosed proxy is being solicited on behalf of the directors of the Fund.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. A copy of this list also will be available at the Meeting.

                                             By Order of the Board of Directors,


                                             Glen A.  Payne
                                             Secretary
Denver, Colorado
Dated: March 6, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                                                      INVESCO TAX-FREE BOND FUND
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237



                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2000

                               VOTING INFORMATION

The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Bond Funds, Inc. (the "Company") on behalf of INVESCO Tax-Free Bond Fund (the "Fund"). The Meeting will be held on May 10, 2000, at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. The enclosed proxy will be used for the purposes described in the preceding notice (the "Proposals") and may also be used at any adjournment of the Meeting, if required. AN ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 1999 , IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-525-8085 OR WRITING THE FUND AT P.O. BOX 173706, DENVER, CO 80217-3706. The approximate mailing date of proxies and this Proxy Statement is March 6, 2000.

   The primary purpose of the Meeting is to allow shareholders to consider a sub-advisory agreement (the "Proposed Sub-Advisory Agreement") for the Fund. If approved, the Proposal provides that the Fund's current investment adviser, INVESCO Funds Group, Inc. ("INVESCO"), will enter into the Proposed Sub-Advisory Agreement with A I M Capital Management, Inc. (hereinafter "A I M" or the "Sub-Adviser"), under which A I M will provide day-to-day investment management services ("sub-advisory services") to the Fund under the supervision of INVESCO. The Proposal is explained in more detail below. IF APPROVED, THE PROPOSED SUB-ADVISORY AGREEMENT WILL NOT RESULT IN ANY INCREASED INVESTMENT ADVISORY FEES FOR THE FUND OR ITS SHAREHOLDERS.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, your shares will be voted according to the instructions you have marked on the proxy. If you sign the proxy but give no instructions, your shares will be voted FOR all three Proposals. A majority of the shares of the Fund entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. The affirmative vote of either two-thirds of the shares represented in person or by proxy, provided a quorum is present, or a majority of the Fund's outstanding shares is required to approve Proposal 1. The affirmative vote of a plurality (i.e., the largest number of shares voted at the meeting for each director nominee or for the board of directors as a whole) of the shares represented at the Meeting and entitled to vote shall determine Proposal 2. Proposal 2 will only become effective after being presented to, and approved by, the shareholders of the three other series Funds within INVESCO Bond Funds, Inc. (INVESCO High Yield Fund, INVESCO Select Income Fund, and INVESCO Government Securities Fund) at the next scheduled meeting of these three series Funds' shareholders. No dates have been set for these three series Funds' shareholders meetings.

    Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary proxy, or if the broker or other fiduciary votes the shares pursuant to applicable stock exchange rules granting the broker or fiduciary the discretion to vote the beneficial owner's shares on one or more of the issues before the Meeting. Where the broker or fiduciary does not have the discretion to vote the shares on one or more issues before the Meeting, and does not receive a proxy from the beneficial owner, the shares will not be voted on such issues, and will not count for or against such issues.

    If you sign and return the enclosed proxy, that will not affect your right to attend the Meeting and vote in person, and you also have the power to revoke it (by written notice to INVESCO Tax-Free Bond Fund at Post Office Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

   Shareholders of record of the Fund at the close of business on February 18, 2000 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, ______________ of the Fund's shares were outstanding.

   INVESCO does not know of any person that owns beneficially 5% or more of the outstanding shares of the Fund on the Record Date. On the Record Date, the directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund.

   In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund, by officers and employees of INVESCO and by officers and employees of INVESCO Distributors, Inc. ("IDI"), a broker-dealer subsidiary of INVESCO which serves as distributor of the Fund. These proxies may be solicited personally or by telephone, without special compensation.

   Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders who have not yet voted may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

   THE COSTS OF PRINTING AND MAILING PROXY MATERIALS AND THE COSTS AND EXPENSES OF HOLDING THE MEETING AND SOLICITING PROXIES, INCLUDING ANY AMOUNT PAID TO SCC, WILL BE SHARED EQUALLY BY THE FUND AND INVESCO.

     The Directors may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting or to obtain the required shareholder vote to approve the Proposed Sub-Advisory Agreement and/or to elect the Directors. An adjournment would require the YES vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof), in person or by proxy, and entitled to vote. If an adjournment is proposed in order to obtain the required shareholder vote on a particular Proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the Proposal, and will vote against adjournment those shares required to be voted against the Proposal. A shareholder vote may be taken on one or more of the Proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         -----------------------------------------------------------

                PROPOSAL 1: APPROVAL OF THE PROPOSED SUB-ADVISORY
              AGREEMENT BETWEEN INVESCO FUNDS GROUP, INC. AND A I M
                            CAPITAL MANAGEMENT, INC.

BACKGROUND

   INVESCO serves as investment adviser to the Fund pursuant to an advisory agreement which was approved by shareholders on January 31, 1997 (the "Current Advisory Agreement"). The Current Advisory Agreement allows INVESCO to retain other companies to provide investment sub-advisory services to the Fund. INVESCO has been responsible for the day-to-day investment operations of the Fund since the Fund's inception on August 14, 1981. INVESCO and the Directors have agreed that it is in the best interests of the Fund's shareholders to retain A I M Capital Management, Inc. ("A I M") to provide sub-advisory services to the Fund.

INFORMATION CONCERNING INVESCO AND A I M

   INVESCO, a Delaware corporation incorporated in 1932, serves as investment adviser to 45 open-end investment company portfolios, including the Fund, and one closed-end investment company. These funds had aggregate assets of approximately $31.9 billion as of December 31, 1999. In addition, INVESCO provides investment management services to private clients.

   A I M is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 registered investment company portfolios comprising the A I M Family of Funds(R). As of October 31, 1996, the total assets of the investment company portfolios advised or managed by A I M and its affiliates were approximately $57 billion.

   A I M has managed tax-free bond funds similar to the Fund since ___________. It currently manages ____________ funds with investment objectives similar to the Fund. A I M currently manages approximately $54 billion of municipal debt and other tax-free securities in these funds.

   Both  INVESCO  and  A  I M  are  indirect  subsidiaries  of  AMVESCAP  PLC,
("AMVESCAP"), an international investment management company that, as of December 31, 1999, managed approximately $357.4 billion in assets (including assets managed by INVESCO and A I M). AMVESCAP is based in London with money managers located in Europe, North America, South America and Asia. AMVESCAP is a publicly traded holding company organized under the laws of England. Its shares are traded on the London Stock Exchange under the symbol AVZ.

EVALUATION OF THE BOARD OF DIRECTORS

   At a regular meeting of the Independent Directors and of the Board held on January 26, 2000, at which all of the Independent Directors were in attendance, the Directors evaluated the Proposed Sub-Advisory Agreement with A I M. The

   Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Sub-Advisory Agreement. Prior to and during the meeting, the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Proposed Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. At the meeting, the Independent Directors reviewed materials furnished by INVESCO and met with representatives of INVESCO and A I M. With respect to the qualifications of A I M, the directors noted the following:

   o A I M advises more than $54 billion in assets in the bond and money market funds which it currently manages;
   o A I M employs a fixed-income investment discipline which is designed to reduce volatility and help meet income needs over time;
   o A I M focuses on investment quality and pursues low-to-moderate volatility to meet its income funds' goals, such as total return, high current income and price stability; and
   o A I M has a large research group, including nine investment professionals, which analyzes fixed-income securities that may help reveal investment potential overlooked by other analysts.

   The Board also considered the nature, quality and extent of services currently provided by A I M to similar Funds within the A I M Family of Funds(R), and the benefit to the Fund of the services expected to be provided by A I M to the Fund pursuant to the Proposed Sub-Advisory Agreement. The Board discussed and reviewed the terms and provisions of the Proposed Sub-Advisory Agreement. THE BOARD SPECIFICALLY NOTED THAT THE FEES AND EXPENSES PAYABLE BY THE FUND, IF THE PROPOSED SUB-ADVISORY AGREEMENT IS APPROVED BY THE SHAREHOLDERS, ARE IDENTICAL TO THE FEES AND EXPENSES PRESENTLY IN EFFECT AND PAYABLE BY THE FUND UNDER THE CURRENT ADVISORY AGREEMENT. Finally, the Board noted that the Current Advisory Agreement would remain in effect without change.

   The Board, in considering various courses of action proposed by INVESCO senior management for the ongoing management of the Fund, also considered the following factors important in recommending that A I M be engaged to perform the day-to-day investment responsibilities for the Fund pursuant to the Proposed Sub-Advisory Agreement. The following factors should also be considered by shareholders in determining whether to approve the Proposed Sub-Advisory
Agreement:

o The Proposed Sub-Advisory Agreement was specifically approved by the Directors, including all of the Independent Directors;

o There will be no change in the investment objectives or policies of the Fund;

o A I M possesses substantial municipal bond fund expertise, evidenced by ___________ years of experience, and current management of $54 billion in municipal and other tax-free securities;

o A I M will manage the Fund with an investment management style similar to the style currently employed by INVESCO;

o There will be no increase in the fees payable by the Fund to INVESCO as a result of the approval and implementation of the Proposed
      Sub-Advisory Agreement; and

o All fees payable to A I M for sub-advisory services will be paid by INVESCO from the advisory fee paid to INVESCO by the Fund, resulting in an identical cost to the Fund for advisory services, when stated as a percentage of Fund assets.


   A I M currently manages a substantially larger amount of municipal securities than does INVESCO. This creates the potential for increased economies of scale with respect to the purchase of large blocks of municipal investment securities. INVESCO believes that reassignment of the day-to-day management of the Fund to A I M may result in decreased overall operating expenses for the Fund, resulting from these economies of scale. However, reduced Fund operating expenses are not guaranteed to result from approval of the Proposed Sub-Advisory Agreement. Absent the achievement of these economies of scale, INVESCO believes the overall operating expenses of the Fund will remain substantially the same, in percentage terms, if the Proposed Sub-Advisory Agreement is approved.

   Based upon the Directors' review and the evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the
Directors determined that the Proposed Sub-Advisory Agreement is fair, reasonable and in the best interests of the Fund and its shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED THE PROPOSED SUB-ADVISORY AGREEMENT AND VOTED TO RECOMMEND THAT ALL SHAREHOLDERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED SUB-ADVISORY AGREEMENT

   If shareholders of the Fund approve the Proposed Sub-Advisory Agreement, it will become effective on May 10, 2000. The Proposed Sub-Advisory Agreement will remain in effect for an initial term of two years ending May 10, 2002, unless terminated earlier. If the Proposed Sub-Advisory Agreement is not terminated prior to May 10, 2002, it will continue automatically for successive periods not to exceed twelve months each, provided that each continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The following summary of the Proposed Sub-Advisory Agreement is provided to assist shareholders in considering the Proposal. The complete text of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A, and should be reviewed by shareholders in consideration of Proposal 1.

   If the Proposed Sub-Advisory Agreement is approved, A I M will provide the investment advisory services described below, subject to the broad supervision of INVESCO and the board of directors of the Company.

   A I M will generally manage the investment operations of the Fund. Specifically, A I M will perform the following services:

o Manage the investment and reinvestment of all the assets of the Fund, and execute all purchases and sales of portfolio securities;

o Maintain a continuous investment program for the Fund consistent with the Fund's investment policies;

o Maintain the Company's status as a regulated investment company under the Internal Revenue Code of 1986;

o Determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and execute transactions accordingly;

o Provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of A I M;

o Determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

o Make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities will be exercised.

A I M is authorized to choose, in its best judgment, the brokers or dealers used to execute securities transactions for the Fund, consistent with prompt and reliable execution of those transactions at favorable prices. In selecting brokers or dealers to execute securities transactions for the Fund, A I M is authorized to consider the full range and quality of a broker's services which benefit the Fund, including the broker or dealer's research and analytical capabilities, its reliability of performance, and its financial soundness and responsibility.

Research services furnished by selected brokers may be used by A I M in servicing all of its accounts, and not all such services may be used by A I M in connection with the sub-advisory services provided to the Fund.

   A I M will pay for maintaining the staff and personnel necessary to perform its obligations under the Proposed Sub-Advisory Agreement. A I M will provide the office space, equipment and facilities necessary to perform its obligations under the Proposed Sub-Advisory Agreement. Otherwise, INVESCO and/or the Company will pay all costs and expenses in connection with the operations of the Fund.

   INVESCO will pay to A I M an annual sub-advisory fee, computed daily and paid the last day of each month, at the annual rate of 0.22% of the first $300 million of the Fund's average net assets, 0.18% of the Fund's average net assets in excess of $300 million but not more than $500 million, and .014% of the Fund's average net assets in excess of $500 million. THE SUB-ADVISORY FEE IS PAID TO A I M BY INVESCO FROM THE ADVISORY FEE INVESCO RECEIVES FROM THE FUND. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT WILL NOT INCREASE THE INVESTMENT ADVISORY FEE PAID BY THE FUND TO INVESCO.

    A I M will not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

   The sub-advisory services provided by A I M to the Fund will not be exclusive. If the Proposed Sub-Advisory Agreement is approved, A I M will continue to render services to other clients.

   If the Proposed Sub-Advisory Agreement is approved, it may be subsequently terminated at any time, without the payment of any penalty, by INVESCO; the Fund by vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of the Fund; or by A I M. A termination by INVESCO or A I M will require sixty days' written notice to the other party and to the Company. A termination by the Company will require written notice to INVESCO and A I M. The terms of the Proposed Sub-Advisory Agreement provide that it will automatically terminate in the event of its assignment.

   A I M uses a team approach to investment management. The individual member of the team who will be primarily responsible for the day-to-day management of the Fund's portfolio is Richard A. Berry. Mr. Berry is vice president of A I M Capital Management, Inc. and senior portfolio manager for A I M High Income Municipal Fund, A I M Municipal Bond Fund, A I M Tax-Free Intermediate Fund, A I M Tax-Exempt Bond Fund of Connecticut, and tax-free private accounts. Mr. Berry joined A I M in 1987 and has been in the investment industry since 1968. Prior to joining A I M, Mr. Berry served at various times as senior vice president for InterFirst Investment Management Company, manager of investor relations at Texas Industries, Inc., vice president of Banc Texas, and investment officer at Southwestern Life Insurance Company. Mr. Berry has been president and director of the Dallas Association of Investment Analysts and chairman of the board of regents of the Financial Analysts Seminar. Mr. Berry received both a bachelor of business administration degree in 1968 and a masters of business administration degree in finance in 1973 from Texas Christian University. He is a Chartered Financial Analyst.

THE CURRENT ADVISORY AGREEMENT

    The Current Advisory Agreement, dated February 28, 1997, was approved by a majority of the shareholders of the Fund at a special meeting held on January 31, 1997 for that purpose. The continuation of the Current Advisory Agreement through May 15, 2000 was last approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on May 12, 1999.

    The Current Advisory Agreement provides that INVESCO will (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Fund that is consistent with the Fund's investment objectives and policies as set forth in the registration statement of INVESCO Bond Funds, Inc. (the "Company"), and the prospectus and statement of additional information for the Fund currently in effect under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, as amended. In the performance of such duties, INVESCO will, among other things:

o  manage the investment and reinvestment of the assets of the Fund;

o determine what securities are to be purchased or sold for the Fund and place, or arrange for the placement of, all orders for such transactions;

o furnish the Fund with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies;

o make recommendations as to the manner in which rights pertaining to the Fund's portfolio securities should be exercised;

o  calculate the net asset value of the Fund as required by the 1940 Act;

o furnish requisite office space, equipment and facilities as may reasonably be requested by the Fund from time to time; and

o maintain the Fund's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the U.S. Securities and Exchange Commission and Company shareholders. Except to the extent assumed by INVESCO under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Fund as borne by the Fund.

   As compensation for its advisory services to the Fund, INVESCO receives a monthly fee. The fee is based upon a percentage of the Fund's average net assets, determined daily. The fee is calculated at the annual rate of. 0.55% of the first $300 million of the Fund's average net assets; 0.45% of the next $200 million of the Fund's average net assets; and 0.35% of the Fund's average net assets over $500 million. For the fiscal year ended August 31, 1999, the Fund paid to INVESCO total advisory fees of $_______________(1).

-----------
(1) On August 16, 1999, the Fund's fiscal year end was changed from June 30 to August 31. This figure represents the total advisory fees paid by the Fund during the 12 month period ended August 31, 1999.

   The Current Advisory Agreement provides that INVESCO shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, or for any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreement.

   The Current Advisory Agreement may be continued from year to year as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by a majority of the then outstanding voting securities of the Fund, or by INVESCO.

   VOTE REQUIRED

   Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of the lesser of. (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding shares of the Fund.

               THE FUND'S BOARD, INCLUDING ALL OF THE INDEPENDENT
                     DIRECTORS, UNANIMOUSLY RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 1

            PROPOSAL 2: TO ELECT THE DIRECTORS OF INVESCO BOND FUNDS,
                                      INC.

   The Board has nominated the individuals identified below for election to the Board at the Meeting. The Company currently has twelve directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the twelve directors to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

   All of the Independent Directors (i.e., directors who are not "interested persons" of the Company, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by the Independent Directors as a group. Nine of the twelve current directors are Independent Directors.

   The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

   The nominees for director, their ages, a description of their principal occupation, the number of Company shares owned by each, and their respective memberships on Board committees are listed in the table below.

--------------------------------------------------------------------------------------------------
Name and Address         Principal Occupation During  Director of    No. of Fund    Member of
                         Past Five Years and Other    Executive        Shares       Committee
                                 Affiliations        Officer of the  Beneficially
                                                        Company     Owned Directly
                                                         Since     or Indirectly on
                                                                     ---------(1)

--------------------------------------------------------------------------------------------------

Mark H. Williamson*      President, Chief Executive         1998                     (3)(5)(6)
President, Chief         Officer, and Chairman of the
Executive Officer, and   Board, INVESCO Distributors,
Chairman of the Board,   Inc.; President, Chief Executive
Age 48                   Officer, and Chairman of the
7800 E. Union Avenue     Board, INVESCO; President,
Denver Colorado 80237    Chief Operating Officer, and
                         Trustee, INVESCO Global
                         Health Sciences Fund;
                         formerly, Chairman of the
                         Board and Chief Executive
                         Officer, NationsBanc Advisors,
                         Inc. (1995-1997); Chairman of
                         the Board, NationsBanc
                         Investments, Inc. (1997-1998).

Fred A. Deering          Trustee of INVESCO Global          1993                     (2)(3)(5)
Vice Chairman of the     Health Sciences Fund.                                       (11)(12)
Board, Age 72            Formerly, Chairman of the
1290 Broadway            Executive Committee and
Denver, Colorado         Chairman of the Board of
80203                    Security Life of Denver
                         Insurance Company, Denver,
                         Colorado; Director of ING
                         American Holdings Company
                         and First ING Life Insurance
                         Company of New York.


--------------------------------------------------------------------------------------------------
Name and Address         Principal Occupation During  Director of    No. of Fund    Member of
                         Past Five Years and Other    Executive        Shares       Committee
                                 Affiliations        Officer of the  Beneficially
                                                        Company     Owned Directly
                                                         Since     or Indirectly on
                                                                     ---------(1)

--------------------------------------------------------------------------------------------------
Dr. Victor L. Andrews    Professor Emeritus, Chairman       1993                     (4)(6)(8)
Director, Age 69         Emeritus and Chairman of the
34 Seawatch Drive        CFO Roundtable of the
Savannah, Georgia        Department of Finance of
31411-2600               Georgia State University,
                         Atlanta, Georgia; President
                         Andrews Financial Associates,
                         Inc. (consulting firm).
                         Dr. Andrews is also a director
                         of the Sheffield Funds, Inc.
                         Formerly, member of the
                         faculties of the Harvard
                         Business School and the Sloan
                         School of Management of MIT.

Bob R. Baker             Consultant (since 2000); form-     1993                     (3)(4)(5)(10)
Director, Age 63         erly, President and Chief Executive
37 Castle Pines Drive    Officer (1989 to 2000) of AMC
North                    Cancer Research Center,
Castle Rock, Colorado    Denver,  Colorado;  until mid-
80104                    December 1988, Vice Chairman
                         of the Board,  First  Columbia
                         Financial  Corporation,
                         Englewood, Colorado;
                         Chairman of the Board
                         and Chief Executive Officer of
                         First Columbia Financial
                         Corporation (1988 -   ).

Charles W. Brady*        Chairman and Chief Executive       1993
Director, Age 64.        Officer of AMVESCAP PLC,
1315 Peachtree Street,   London, England, and of various
N.E.                     subsidiaries thereof; Chairman
Atlanta, Georgia 30309   of the Board of INVESCO
                         Global Health Sciences Fund.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Name and Address         Principal Occupation During  Director of    No. of Fund    Member of
                         Past Five Years and Other    Executive        Shares       Committee
                                 Affiliations        Officer of the  Beneficially
                                                        Company     Owned Directly
                                                         Since     or Indirectly on
                                                                     ---------(1)

--------------------------------------------------------------------------------------------------
Lawrence H. Budner       Trust                              1993                     (2)(6)(7)
Director, Age 69         Consultant;
7608 Glen Albens         prior to June
Dallas, Texas            1987, Senior
75225                    Vice President
                         and Senior Trust
                         Officer,
                         InterFirst Bank,
                         Dallas Texas

James T. Bunch,          Principal and                      2000                     (4)(7)(10)
Director, Age 57         Founder of Green
Green Manning &          Manning & Bunch
Bunch, Ltd.              Ltd., Denver,
3600 Republic            Colorado, since
Plaza                    August 1988;
370 17th Street          Director and
Denver, Colorado         Secretary of
80202-5636               Green Manning &
                         Bunch Securities,
                         Inc., Denver,
                         Colorado since
                         September 1993.
                         Vice President
                         and Director of
                         Western Golf
                         Association and
                         Evans Scholars
                         Foundation. Formerly,
                         General Counsel
                         and Director of
                         Boettcher & Co.,
                         Denver, Colorado;
                         Chairman and Managing
                         Partner of Davis Graham
                         & Stubbs, Denver, Colorado.
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Name and Address         Principal Occupation During  Director of    No. of Fund    Member of
                         Past Five Years and Other    Executive        Shares       Committee
                                 Affiliations        Officer of the  Beneficially
                                                        Company     Owned Directly
                                                         Since     or Indirectly on
                                                                     ---------(1)

--------------------------------------------------------------------------------------------------
Dr. Wendy Lee Gramm      Self-employed (since 1993);        1997                     (4)(8)(10)
Director, Age 55         Professor of Economics and
4201 Yuma Street, N.W.   Public Administration,
Washington, D.C.         University of Texas at
20016                    Arlington. Formerly, Chairman,
                         Commodities Futures Trading
                         Commission (1988-1993);
                         Administrator for Information
                         and Regulatory Affairs,  Office
                         of Management  and Budget
                         (1985-1988);  Executive
                         Director, Presidential Task Force
                         on  Regulatory  Relief;  Director,
                         Federal Trade Commission
                         Bureau of Economics. Director
                         of the Chicago Mercantile
                         Exchange;  Enron Corporation;
                         IBP, Inc.; State Farm  Insurance
                         Company;  Independent
                         Women's  Forum; International
                         Republic Institute; and the
                         Republican Women's Federal Forum


Richard W. Healey*       Since 1998, Director and Senior    2000
Director, Age 45         Vice President, INVESCO
7800 E. Union Avenue     Distributors, Inc. Formerly,
Denver, Colorado         Senior Vice President GT
80237                    Global-North America (1996-
                         1998), The Boston Company
                         (1993-1996).

Gerald J. Lewis          Chairman of Lawsuit Resolution     2000                     (2)(8)(10)(11)
Director, Age 66         Services San Diego, California
Justice of the Court of  since 1987; Director of General
Appeals                  Chemical Group, Inc., Hampdon,
701 "B" Street, Suite    New Hampshire, since 1996.
2100                     Formerly, Associate Justice of
San Diego, California    the California Court of Appeals;
92101                    Director of Wheelabrator
                         Technologies, Inc., Fisher
                         Scientific, Inc., Henley
                         Manufacturing, Inc., and
                         California Coastal Properties,
                         Inc.; Of Counsel, Latham &
                         Watkins, San Diego,
                         California (1987 to 1997).
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Name and Address         Principal Occupation During  Director of    No. of Fund    Member of
                         Past Five Years and Other    Executive        Shares       Committee
                                 Affiliations        Officer of the  Beneficially
                                                        Company     Owned Directly
                                                         Since     or Indirectly on
                                                                     ---------(1)

--------------------------------------------------------------------------------------------------

John W. McIntyre         Retired. Formerly,                               1995     (2)(3)(5)(7)
Director, Age 69         Vice Chairman of the Board,                               (11)
7 Piedmont Center,       The Citizens and Southern
Suite 100                Corporation; Chairman of the
Atlanta, Georgia 30305   Board and Chief Executive
                         Officer,  The  Citizens  and
                         Southern  Georgia  Corporation;
                         Chairman  of the  Board  and
                         Chief  Executive  Officer,  The
                         Citizens  and  Southern  National
                         Bank.  Trustee  of INVESCO
                         Global  Health  Sciences Fund,
                         Gables  Residential  Trust,
                         Employee's  Retirement  System
                         of Georgia,  Emory University,
                         and the J.M. Tull Charitable
                         Foundation;  Director of Kaiser
                         Foundation Health Plans of
                         Georgia, Inc.

Dr. Larry Soll           Retired. Formerly,                               1997     (4)(8)(10)
Director,                Chairman of the Board (1987 to
Age 57                   1994), Chief Executive Officer
345 Poorman Road         (1982 to 1989; 1993 to 1994)
Boulder, Colorado        and President (1982 to 1989) of
80302                    Synergen Inc. (a biotechnology
                         company), Boulder, Colorado.
                         Director of Synergen since its
                         incorporation in 1982. Director
                         of Isis Pharmaceuticals, Inc.
                         Trustee of INVESCO Global
                         Health Sciences Fund.
--------------------------------------------------------------------------------------------------

* Because of his affiliation with INVESCO or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act.
(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partialor complete voting and investment power with respect to their respective Fund shares.
(2) Member of the Audit Committee
(3) Member of the Executive  Committee
(4) Member of the  Management  Liaison  Committee
(5) Member of the  Valuation Committee
(6) Member of the  Compensation  Committee
(7) Member of the Brokerage Committee
(8) Member of the Derivatives  Committee
(10)Member of the Nominating Committee
(11)Member of the Legal Committee
(12)Member of the Insurance Committee

     The Board has audit, management liaison, brokerage, nominating, derivatives, legal and insurance committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and Directors affiliated with INVESCO. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the Company's business, except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The audit committee, consisting of four Independent Directors, meets quarterly with the Company's independent accountants and executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board.

     The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The brokerage committee meets periodically to review transactions by the Fund, and to review policies and procedures of the
Fund's adviser with respect to brokerage transactions. The committee then reports on these matters to the Board. The nominating committee meets periodically to review and nominate candidates for Independent Director positions on the Board of Directors. The committee then submits selected candidates to the Independent Directors for nomination and selection. If required by the 1940 Act or applicable Maryland law, the nominated candidates are then submitted to shareholders for approval. The derivatives committee meets periodically to review derivatives investments made by the Fund. The committee monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board. The legal and insurance committees meet when necessary to review legal and insurance matters of importance to the Board. Each committee then reports on such matters to the Board.

     Each Independent Director receives an annual retainer of $56,000 for his or her service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000, the Vice Chairman of the Board receives an annual fee of $6,000, the chairmen of the Brokerage and Derivatives Committees receive an annual fee of $2,000, the chairpersons of the Compensation and Nominating Committees receive an annual fee of $1,000, and the members of the Executive and Valuation Committees receive an annual fee of $2,000 for serving in these capacities.

     During the past fiscal year, the Board met four times, the audit committee met four times, the management liaison committee met five times, the brokerage committee met two times, the derivatives committee met four times, the compensation committee met __ times and the legal committee met __ times. The executive, nominating, insurance and valuation committees did not meet. During the Company's last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Fund's shareholders.

The following table sets forth information relating to the compensation paid to directors during the last fiscal year.

                                                  COMPENSATION TABLE
                                        AMOUNTS PAID DURING THE MOST RECENT
                                        FISCAL YEAR BY THE COMPANY TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position   Aggregate Compensation  Pension or Retirement        Estimated Annual Benefits  Total Compensation from
                           from the Company(1)     Benefits Accrued as Part of  Upon Retirement(3)         the Company and the 44
                                                   the Company's Expenses(2)                               other INVESCO Funds
                                                                                                           Paid to Directors(1)
----------------------------------------------------------------------------------------------------------------------------------
FRED A. DEERING,               6,717                             4,641                       3,135                  107,050
Vice Chairman of the Board
and Director

DR. VICTOR L. ANDREWS,         6,254                             4,440                       3,456                   84,700
Director

BOB R. BAKER,                  6,343                             3,965                       4,631                   82,850
Director

LAWRENCE H. BUDNER,            6,162                             4,440                       3,456                   82,850
Director

DANIEL D. CHABRIS(4)           2,049                             4,537                       2,843                   34,000

DR. WENDY L. GRAMM,            6,133                                 0                           0                   81,350
Director

KENNETH T. KING(4)             6,509                             4,737                       2,843                   85,850

JOHN W. MCINTYRE,              6,595                                 0                           0                  108,700
Director

DR. LARRY SOLL,                6,133                                 0                           0                  100,900
Director
------------------------------------------------------------------------------------------------------------------------------------
Total                         52,895                            26,760                      20,364                  768,250
====================================================================================================================================
As a Percentage of Net    0.0033%(5)                           0.0017%                                           0.0024%(6)
Assets
====================================================================================================================================

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, nominating, derivatives, brokerage and compensation committees, and Independent Director members of the committees of the Company receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (including INVESCO Global Health Sciences Fund, which participates in a separate but substantially identical retirement plan) upon a director's retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of Funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.
(4) Mr. Chabris retired as a director on September 30, 1998. Mr. King retired as a director on December 31, 1999.
(5)   Total as a percentage of the Company's net assets as of August 31, 1999.
(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1999.

   The Company pays its Independent Directors, Board Vice Chairman, committee chairmen and committee members the fees described above. The Company also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Mark H. Williamson and Richard W. Healey, as "interested persons" of the Company and of the other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from the Company or the other INVESCO Funds for their services as officers and/or directors.

   The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that the Company's general investment policies and programs are adhered to and that the Company is properly administered. The officers of the Company, all of whom are officers and
employees  of  and  paid  by  INVESCO,   are   responsible  for  the  day-to-day
administration of the Company and the Fund. INVESCO has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

   All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds, each of which contains a number of separate series Funds: INVESCO Combination Stock & Bond Funds, Inc.; INVESCO International Funds, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Sector Funds, Inc.; INVESCO Stock Funds, Inc.; INVESCO Treasurer's Series Funds, Inc.; and INVESCO Variable Investment Funds, Inc.

   The Boards of the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the Funds.

Under the Plan, each director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, if the Qualified Director retires upon reaching age 72 (or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, commencing with the first year of retirement of any Qualified Director whose retirement has been extended by the Board for three years, and commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund in addition to any Fund shares that the director may own directly or beneficially.

VOTE REQUIRED

Election of each nominee as a director of the Company requires a plurality of the votes cast at the Meeting in person or by proxy for the director individually or for the slate of directors. Please note that this election of Fund Directors will not become effective until the three other series Funds of the Company approve the election of these Directors.

          THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                       EACH OF THE NOMINEES IN PROPOSAL 2

                         INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES


     INVESCO, a Delaware corporation, serves as the Fund's investment adviser and provides other services to the Fund. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC. (2) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 9 open-end investment companies having aggregate net assets of approximately $31.9 billion as of December 31, 1999.

     The principal executive officers and directors of INVESCO and their principal occupations are:

Mark H. Williamson, Chairman of the Board, President, and Chief Executive Officer; also, Chairman of the Board, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President; Timothy J. Miller, Director and Senior Vice President; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also, Director, Senior Vice President and Treasurer of IDI; Raymond R. Cunningham, Director and Senior Vice President, also Senior Vice President of IDI; Richard W. Healey, Director, and Senior Vice President, also Director and Senior Vice President of IDI; and Glen A.Payne, Senior
Vice-President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company and the Fund, including sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1999, the Fund paid INVESCO total compensation of $53,344 for such services. (3) The Administrative Services Agreement will remain in effect if the Proposed Sub-Advisory Agreement is approved by shareholders.

     INVESCO serves as the Fund's transfer agent and dividend disbursing agent. During the fiscal year ended August 31, 1999, the Fund paid INVESCO total

--------------------
(2) The intermediary companies between INAH and AMVESCAP PLC are as follows: AMVESCAP, Inc. and AMVESCAP Group Services, Inc., each of which is wholly owned by its immediate parent.

(3) On August 16, 1999, the Fund's fiscal year end was changed from June 30 to August 31. This figure represents the total administrative service fees paid by the fund during the 12 month period ended August 31, 1999.

compensation of $279,732 for such services(4). INVESCO will continue to act as the Fund's transfer agent and dividend disbursing agent if the Proposed Sub-Advisory Agreement is approved by shareholders.

                                 OTHER BUSINESS

       The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

       The Fund and the Company do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of INVESCO Bond Funds, Inc., 7800 East Union Avenue, Denver, Colorado 80237. The Fund has not received any shareholder proposals to be presented at this meeting.

                                    By Order of the Board of Directors



                                    Glen A. Payne

 -----------------
(4) On August 16, 1999, the Fund's fiscal year end was changed from June 30 to August 31. This figure represents the total transfer agent and dividend disbursing fees paid by the Fund during the 12 month period ended August 31, 1999.

                                   APPENDIX A

                         PROPOSED SUB-ADVISORY AGREEMENT


   AGREEMENT made this 10th day of May, 2000, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and A I M Capital Management, Inc., a Delaware corporation ("the Sub-Adviser").

                                   WITNESSETH:

   WHEREAS, INVESCO BOND FUNDS, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each series representing an interest in a separate portfolio of investments, one such series being designated the INVESCO Tax-Free Bond Fund (the "Fund"); and

   WHEREAS, INVESCO and the Sub-Adviser are affiliated entities, are engaged in rendering investment advisory services, and are registered as investment advisers under the Investment Advisers Act of 1940; and

   WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

   WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

   NOW,   THEREFORE,   in  consideration  of  the  premises  and  the  covenants
hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                    ARTICLE I

                            DUTIES OF THE SUB-ADVISER

   INVESCO employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and the Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

   The Sub-Adviser agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

     (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

     (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

     (d) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

     (e) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

     (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

   With respect to execution of transactions for the Fund, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the

Sub-Adviser in connection with the Fund. The Sub-Adviser may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

   The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Fund.

                                   ARTICLE III

                         COMPENSATION OF THE SUB-ADVISER

   For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser an annual fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valuation made in accordance with the Fund's procedures for calculating their net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.22% of the first $300 million of the Fund's average net assets, 0.18% of the Fund's average net assets in excess of $300 million but not more than $500 million, and .014% of the Fund's average net assets in excess of

$500 million. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Company, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                   ARTICLE IV

                     LIMITATION OF LIABILITY OF SUB-ADVISER

   The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Adviser" shall include any affiliates of the Sub-Adviser performing services contemplated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                    ARTICLE V

                          ACTIVITIES OF THE SUB-ADVISER

   The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                   ARTICLE VI

                     AVOIDANCE OF INCONSISTENT POSITIONS AND
                         COMPLIANCE WITH APPLICABLE LAWS

   In connection with purchases or sales of securities for the investment portfolios of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                   ARTICLE VII

                   DURATION AND TERMINATION OF THIS AGREEMENT

   This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

   This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO; the Fund by vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of the Fund; or by a majority of the outstanding voting securities of the Fund; or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

   The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

   Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Article III hereof earned prior to such termination.

                                  ARTICLE VIII

                          AMENDMENTS OF THIS AGREEMENT

   No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                   ARTICLE IX

                          DEFINITIONS OF CERTAIN TERMS

   In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  GOVERNING LAW

   This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE XI

                                  MISCELLANEOUS

   Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

   Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

   Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    INVESCO FUNDS GROUP, INC.


                                    By:   ---------------------------
                                          Mark H. Williamson
                                          President

ATTEST:


--------------------------
Glen A. Payne
Secretary


                                    A I M Capital Management, Inc.




                                    By:   ---------------------------
                                          President

ATTEST:

---------------------------

[Name and Address]


                           INVESCO TAX-FREE BOND FUND
                            INVESCO BOND FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2000

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Bond Funds, Inc. (the "Company") and relates to the proposals with respect to INVESCO Tax-Free Bond Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at ____________ a.m., Mountain Standard Time, on May 10, 2000, at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

         [X]             KEEP THIS PORTION FOR YOUR RECORDS

             DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS
                        VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO TAX-FREE BOND FUND
                            INVESCO BOND FUNDS, INC.

VOTE ON DIRECTORS                    FOR   WITHHOLD   FOR ALL
                                     ALL      ALL      EXCEPT
2. Election of the Company's Board                             To withhold
   of Directors: (1) Charles W.                                authority to
   Brady; (2) Fred A. Deering; (3)                             vote, mark "For
   Mark H. Williamson;                                         All Except" and
   (4) Dr. Victor L. Andrews;                                  write the
   (5) Bob R. Baker; (6) Lawrence                              nominee's
   H. Budner; (7) James T. Bunch                               number on the
   (8) Dr. Wendy Lee Gramm; (9)                                line below.
   Richard W. Healey; (10) Gerald
   J. Lewis; (11) John W.                                      -----------------
   McIntyre; and (12)Dr. Larry
   Soll;
                                                      FOR     AGAINST  ABSTAIN
VOTE ON PROPOSALS

1. To approve or disapprove a new
   sub-advisory  agreement  between INVESCO
   Funds Group, Inc.("INVESCO") and A I M
   Capital Management, Inc. ("A I M"), with respect to the INVESCO Tax-Free Bond Fund;


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-----------------------------------------------   ------------------------------
Signature                                         Date


------------------------------------------------  ------------------------------
Signature (Joint Owners)                          Date